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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 17, 2004


                           CENTRAL FEDERAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                        0-25045                34-1877137
         --------                        -------                ----------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)       Identification Number)


    2923 Smith Road, Fairlawn, Ohio               44333         (330) 666-7979
    -------------------------------               -----         --------------
(Address of principal executive offices)       (Zip Code)       (Registrant's
                                                               Telephone Number)


                ------------------------------------------------
          (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  APPOINTMENT OF PRINCIPAL OFFICERS; DEPARTURE OF PRINCIPAL OFFICERS

On December 17, 2004, the registrant issued a press release announcing that Mark
S. Allio had been named Vice Chairman, President and CEO of Central Federal Corporation and Vice Chairman and CEO of CFBank effective February 1, 2005. Refer to a copy of the press release, included as Exhibit 99.1 to this Current Report on Form 8-K for information regarding Mr. Allio's business experience. Mr. Allio does not hold directorships in any other reporting companies nor does he have any family relationships with other directors or executive officers of the Company. During the last two years, neither Mr. Allio nor any member of his immediate family has had, or is to have any direct or indirect material interest in any transactions or proposed transactions with the Company.

David C. Vernon, current Chairman, President and CEO of Central Federal Corporation and Chairman and CEO of CFBank, will remain Chairman of the Board of the Corporation and CFBank for another year, until December 31, 2005, at which time he will become Vice Chairman of the Corporation and Bank, and Mr. Allio will assume the position of Chairman. Mr. Vernon will remain Vice Chairman until his expected retirement date in February 2008. At that time Mr. Vernon will be named Chairman Emeritus and remain a Director of the Corporation and CFBank.

A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.



ITEM 8.01.  OTHER EVENTS

On December 17, 2004, the registrant issued a press release announcing that its Board of Directors declared a cash dividend of 9 cents per share on its common stock to be paid on January 14, 2005 to shareholders of record on January 3, 2005.

A copy of the press release is included as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

      99.1 Press release issued on December 17, 2004 announcing change in principal officers

      99.2     Press release issued on December 17, 2004 announcing dividends




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   Central Federal Corporation

 Date:  December 17, 2004                      By: /s/ Therese Ann Liutkus
                                                   ----------------------------
                                                   Therese Ann Liutkus, CPA
                                                   Treasurer and Chief
                                                   Financial Officer